UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

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[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to §240.14a -12

CLEAN POWER CONCEPTS INC.
(Name of Registrant as Specified in Its Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CLEAN POWER CONCEPTS INC.
Suite 1404 – 510 West Hastings Street
Vancouver, British Columbia Canada V6B 1L8

____________________________

CONSENT SOLICITATION STATEMENT

To Our Stockholders:

The board of directors of Clean Power Concepts Inc. (“we,” “us,” “our,” or “our company”) is soliciting your consent on behalf of our company to an amendment to our Articles of Incorporation, which has been approved by our board of directors subject to stockholder approval. As discussed in more detail in this consent solicitation statement, we are asking our stockholders to approve an amendment (the “Amendment”) to our articles of incorporation to decrease the authorized number of shares of our common stock from 11,200,000,000 shares of common stock with a par value of $0.001 per share to 1,000,000,000 shares of common stock with a par value of $0.001 per share, with any resulting fractional share being rounded up to the next whole share. The proposed articles of amendment to our articles of incorporation are attached hereto as Schedule A. The articles of amendment will become effective when they are filed with the Nevada Secretary of State.

We are soliciting your approval of the Amendment by written consent in lieu of a meeting of stockholders because our board of directors believes that it is in the best interests of our company and our stockholders to solicit such approval in the most cost effective manner. A form of written consent is enclosed for your use.

We intend to mail this consent solicitation statement and accompanying form of written consent on or about October 23, 2009. Our board of directors has fixed a record date of October 19, 2009 (the “Record Date”) for determination of our stockholders entitled to give written consent.

The written consent of stockholders representing a majority of the voting power of our outstanding common stock as of the Record Date is required to approve the Amendment.

Your consent is important regardless of the number of shares of stock that you hold. Although our board of directors has approved the Amendment, the Amendment requires the approval by the vote of stockholders holding a majority of the voting power of our outstanding common stock as of the Record Date.

Our board of directors unanimously recommends that you consent to the Amendment. We will be authorized to effect the action described in the Amendment when we have received consents from stockholders representing a majority of the voting power of our outstanding common stock. If you approve the Amendment, please mark the enclosed written consent form to evidence “CONSENT”, sign and date the written consent form and return it to us.

Please mail or fax the enclosed written consent to us no later than October 28, 2009 at:

Clean Power Concepts Inc.
Suite 1404 – 510 West Hastings Street
Vancouver, British Columbia Canada V6B 1L8
Fax: (604) 682-1044

THE CONSENT PROCEDURE

General

As discussed in more detail in this consent solicitation statement, we are asking our stockholders to approve an amendment to our articles of incorporation to decrease the authorized number of shares of our common stock from 11,200,000,000 shares of common stock with a par value of $0.001per share to 1,000,000,000 shares of common stock with a par value of $0.001 per share, with any resulting fractional share being rounded up to the next whole share (the “Amendment”). The proposed articles of amendment to our articles of incorporation are attached hereto as Schedule A. The articles of amendment will become effective when they are filed with the Nevada Secretary of State.

Our board of directors approved the decrease in the authorized capital on July 25, 2009, the effectiveness of which is conditioned upon our stockholders’ approval.

Voting; Record Date; Vote Required; Revocation of Proxy

Only holders of record of our common stock on the Record Date will be entitled to consent to the Amendment. On the Record Date there were 50,510,286 shares of our common stock with a par value $0.001 per share issued and outstanding. Each share of our common stock is entitled to one vote on the Amendment.

The Amendment will be approved by our stockholders if we receive the written consent of stockholders representing a majority of the voting power of our outstanding common stock as of the Record Date. A written consent form that has been signed, dated and delivered to us with the “CONSENT” box checked will constitute consent for the Amendment. A written consent form that has been signed, dated and delivered to us with the “WITHHOLD CONSENT” or “ABSTAIN” boxes checked or without any of the boxes checked will be counted as a vote against the Amendment.

Consents, once dated, signed and delivered to us, will remain effective unless and until revoked by written notice of revocation dated, signed and delivered to us before the time that we have received written consent of stockholders representing a majority of the voting power of our outstanding common stock as of the Record Date.

Written consents, a form of which is enclosed, may be delivered to us via facsimile to (604) 682-1044 or mailed to the following address:

Clean Power Concepts Inc.
Suite 1404 – 510 West Hastings Street
Vancouver, British Columbia Canada V6B 1L8

Expense of Consent Solicitation

We will pay the expense of soliciting the consents and the cost of preparing, assembling and mailing material in connection therewith. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of our common stock beneficially owned by others to forward to the beneficial owners. We may reimburse persons representing beneficial owners of common stock for their costs of forwarding solicitation materials to the beneficial owners. Original solicitation of consents by mail may be supplemented by telephone, facsimile, other approved electronic media or personal solicitation by our director, officer, and regular employees.

Important Notice Regarding the Availability of Materials for this Consent Solicitation

This proxy consent solicitation statement and the written consent form to be completed by shareholders in connection herewith are also available at www.cleanpowerconcepts.com

AMENDMENT

APPROVAL TO EFFECT A DECREASE IN THE AUTHORIZED NUMBER OF SHARES OF
OUR COMMON STOCK FROM 11,200,000,000 SHARES OF COMMON STOCK WITH A PAR
VALUE OF $0.001 PER SHARE TO 1,000,000,000 SHARES OF COMMON STOCK WITH A
PAR VALUE OF $0.001 PER SHARE

General

The purpose of the Amendment is to approve a decrease in the authorized number of shares of our common stock from 11,200,000,000 shares of common stock with a par value of $0.001 per share to 1,000,000,000 shares of common stock with a par value of $0.001 per share, with any resulting fractional share being rounded up to the next whole share, to be effected at the effective date and time which our board of directors determines, provided that such time and date is prior to October 29, 2009. The number of issued shares of common stock will not change as a result of the Amendment, if effected.

Purposes of the Proposed Amendment

Our management and board of directors believe that the Amendment to decrease our authorized capital will help reduce expenses associated with filing our annual returns with the Secretary of State of Nevada.

Effective Date of the Amendment

If the Amendment is approved by our stockholders, the decrease in our authorized capital will be effective at the time and date which our board of directors determines, provided that such time and date is prior to October 29, 2009.

No Appraisal Rights

Neither Nevada law nor our articles of incorporation or bylaws provide our stockholders with dissenters’ or appraisal rights in connection with this Amendment.

Required Vote

Approval of a decrease in the number of authorized shares of common stock requires the affirmative vote of the holders of a majority of the outstanding shares of our common stock. As a result, abstentions and broker non-votes will have the same effect as negative votes.

Board of Directors Recommendation

Our board of directors recommends that our stockholders give their “CONSENT” to this Amendment.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of October 19, 2009, there were 50,510,286 shares of our common stock outstanding, each of which entitles the holder thereof to one vote with respect to the Amendment. As of that date, there are no persons known to us to beneficially own more than 5% of our common stock. The following table sets forth certain information known to us with respect to the beneficial ownership of our common stock as of that date by our directors and executive officers:

Title of Class	Name and Address of Beneficial Owner	Number of Shares Beneficially Owned (1)	Percentage of Class (1)
Common Stock	Cory Turner President, CEO and Director 1106 – 12th Avenue N Regina, Saskatchewan Canada S4R 7W7	494,286	0.98%
Common Stock	Ralph Proceviat Chief Financial Officer 4817 Oaktree Court Burnaby, British Columbia Canada V5G 4K9	Nil	0%
Directors and Officers as a group		494,286	0.98%

Notes
(1)

Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. The percentage of class is based on 50,510,286 shares of common stock issued and outstanding as of October 19, 2009.

Changes in Control

We are unaware of any contract or other arrangement the operation of which may at a subsequent date result in a change of control of our company.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No person who has been a director or executive officer of our company at any time since the beginning of our fiscal year ended June 30, 2009 and no associate of any of the foregoing persons has any substantial interest, direct or indirect, by security holding or otherwise, in any matter to be acted upon.

STOCKHOLDER PROPOSALS

The deadline for submitting stockholder proposals for inclusion in our proxy statement and form of proxy for the next annual meeting of stockholders is a reasonable time before we begin to print and send our proxy materials. Proposals received after such time will be considered untimely. In addition, the acceptance of such proposals is subject to the Securities and Exchange Commission guidelines.

HOUSEHOLDING OF PROXY MATERIALS

The Securities and Exchange Commission permits companies and intermediaries such as brokers to satisfy the delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single set of proxy materials addressed to those stockholders. This process, which is commonly referred to as “householding”, potentially provides extra conveniences for stockholders and cost savings for companies.

Although we do not intend to household for our stockholders of record, some brokers household our proxy materials, delivering a single set of proxy materials to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate set of proxy materials, or if you are receiving multiple sets of proxy materials and wish to receive only one, please notify your broker. Stockholders who currently receive multiple sets of the proxy materials at their address and would like to request “householding” of their communications should contact their broker.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the information and reporting requirements of the Securities Exchange Act of 1934 and in accordance with that act, we file periodic reports, documents and other information with the Securities and Exchange Commission relating to our business, financial statements and other matters. These reports and other information may be inspected and are available for copying at the offices of the Securities and Exchange Commission, 100 F. Street NE, Washington, DC 20549 or may be accessed at www.sec.gov.

By Order of the Board of Directors

/s/ Cory Turner
Cory Turner
President and Director
October 26, 2009

WRITTEN CONSENT SOLICITED

ON BEHALF OF THE BOARD OF DIRECTORS

OF CLEAN POWER CONCEPTS INC.

THIS CONSENT IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. WHEN PROPERLY EXECUTED, THIS CONSENT WILL BE VOTED AS DESIGNATED BY THE UNDERSIGNED.

The undersigned, without the formality of convening a meeting, does hereby consent with respect to all of the shares of common stock of Clean Power Concepts Inc. held by the undersigned, to the adoption of the Amendment set forth below:

Amendment to approve the decrease in the authorized number of shares of our common stock from 11,200,000,000 shares of common stock with a par value of $0.001 per share to 1,000,000,000 shares of common stock with a par value of $0.001 per share, with any resulting fractional share being rounded up to the next whole share, on the effective date and time which the board of directors of Clean Power Concepts Inc. determines, provided that such time and date is prior to October 29, 2009:

[MARK ONLY ONE OF THE FOLLOWING THREE BOXES]

[ ] CONSENT / FOR

[ ] WITHHOLD CONSENT / AGAINST

[ ] ABSTAIN

The undersigned represents that the undersigned owns the following number of shares of common stock of Clean Power Concepts Inc. (please insert number): _________________.

Please sign exactly as the name or names appear on your stock certificate(s). If the shares are issued in the names of two or more persons, all such persons should sign the consent form. A consent executed by a corporation should be signed in its name by its authorized officers. Executors, administrators, trustees, and partners should indicate their titles when signing.

Date:	, 2009

Stockholder Name (printed):

Signature:

Title (if applicable):

Signature (if held jointly):

Title (if applicable):

IMPORTANT: PLEASE COMPLETE, SIGN, AND DATE YOUR WRITTEN CONSENT PROMPTLY
AND FAX IT TO (604) 682-1044 OR RETURN IT TO:

Clean Power Concepts Inc.
Suite 1404 – 510 West Hastings Street
Vancouver, British Columbia Canada V6B 1L8

SCHEDULE A

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684-5708
Website: secretaryofstate.biz

Certificate of Amendment (PURSUANT TO NRS 78.385 and 78.390)

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Clean Power Concepts Inc.

2. The articles have been amended as follows (provide article numbers, if available):

The capital stock of this corporation shall consist of 1,000,000,000 shares of common stock with a par value of $0.001.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: ______%

4. Effective date of filing (optional):

5. Officer Signature (required):

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and remit the proper fees may cause this filing to be rejected.